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                                                                      EXHIBIT 21

                                SUBSIDIARIES OF
                           FRUIT OF THE LOOM, INC.(1)

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                                                                  JURISDICTION OF
                                                                   INCORPORATION
                                                                  ---------------
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NWI Land Management Corporation.............................    Delaware
Union Underwear Company, Inc................................    New York

SUBSIDIARIES OF UNION UNDERWEAR COMPANY, INC. (A NEW YORK
  CORPORATION)
Aliceville Cotton Mill, Inc. ...............................    Alabama
Apparel Outlet Stores, Inc. ................................    Delaware
Artex Manufacturing Co, Inc. ...............................    Delaware
AVX Management Co., Inc. ...................................    Kentucky
The B.V.D. Licensing Corporation............................    Delaware
Camp Hosiery Company, Inc. .................................    Tennessee
Fayette Cotton Mill, Inc. ..................................    Alabama
FOL Caribbean Corporation...................................    Delaware
Fruit of the Loom Arkansas, Inc. ...........................    Arkansas
Fruit of the Loom Canada, Inc. .............................    Ontario
Fruit of the Loom Caribbean, Inc. ..........................    Delaware
Fruit of the Loom, Inc......................................    New York
Fruit of the Loom Italy, S.r.1. ............................    Italy
Fruit of the Loom Texas, Inc. ..............................    Texas
FTL Receivables Company.....................................    Delaware
FTL Sales Company, Inc. ....................................    New York
FTL Systems, Inc............................................    Tennessee
Gitano Fashions Limited.....................................    Delaware
Greenville Manufacturing, Inc. .............................    Mississippi
Jet Sew Technologies, Inc. .................................    New York
Leesburg Knitting Mills, Inc. ..............................    Alabama
Martin Mills, Inc. .........................................    Louisiana
Panola Mills, Inc. .........................................    Mississippi
Pro Player, Inc. ...........................................    New York
Rabun Apparel, Inc. ........................................    Georgia
Russell Hosiery Mills, Inc. ................................    North Carolina
Salem Sportswear Corporation................................    Delaware
Sherman Warehouse Corporation...............................    Mississippi
Superior Underwear Mill, Inc. ..............................    New York
Union Sales, Inc. ..........................................    Delaware
Union Yarn Mills, Inc. .....................................    Alabama
Whitmire Manufacturing, Inc. ...............................    South Carolina
Winfield Cotton Mill, Inc. .................................    Alabama
Woodville Apparel Corporation...............................    Mississippi

SUBSIDIARIES OF ARTEX MANUFACTURING CO., INC. (A DELAWARE
  CORPORATION)
FTL Investments, Inc. ......................................    Delaware

SUBSIDIARIES OF FOL CARIBBEAN CORPORATION (A DELAWARE
  CORPORATION)
FOL Holding, Ltd. ..........................................    Cayman Islands
FTL Finance Ltd. ...........................................    Cayman Islands
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SUBSIDIARIES OF FOL HOLDING, LTD. (A CAYMAN ISLANDS CORPORATION)
Fruit of the Loom Operating Ltd............................................................  Cayman Islands

SUBSIDIARIES OF FRUIT OF THE LOOM OPERATING LTD. (A CAYMAN ISLANDS CORPORATION)
Confecciones Dos Caminos, S. De R.L. de C.V................................................  Honduras
El Porvenir Manufacturing, S. De R.L. de C.V...............................................  Honduras
Gitano of Jamaica Company..................................................................  Jamaica
Manufacturas Villanueva S. De R.L. de C.V..................................................  Honduras
Productos San Jose, S. De R.L. de C.V......................................................  Honduras
Superior Acquisition Corporation...........................................................  Cayman Islands
Textiles Lourdes Limitada..................................................................  El Salvador

SUBSIDIARIES OF SUPERIOR ACQUISITION CORPORATION (A CAYMAN ISLANDS CORPORATION)
Confecciones de Lourdes S.A. de C.V........................................................  El Salvador
Confecciones dos Caminos, S.A. de C.V......................................................  Honduras

SUBSIDIARIES OF FRUIT OF THE LOOM CANADA, INC. (AN ONTARIO CORPORATION)
FOL International..........................................................................  Republic of Ireland

SUBSIDIARIES OF FOL INTERNATIONAL (A REPUBLIC OF IRELAND CORPORATION)
FOL International GmbH.....................................................................  Germany
FOL Ireland Limited........................................................................  Republic of Ireland
Fruit of the Loom AG.......................................................................  Switzerland
Fruit of the Loom Benelux, S.A.............................................................  Belgium
Fruit of the Loom France, S.a.r.1..........................................................  France
Fruit of the Loom Investments, Ltd.........................................................  United Kingdom
Fruit of the Loom International Sp. Z.o.o..................................................  Poland
Fruit of the Loom-Maroc....................................................................  Morocco
Fruit of the Loom Nordic, AB...............................................................  Sweden
Fruit of the Loom Nordic, ApS..............................................................  Denmark
Fruit of the Loom Spain, S.A...............................................................  Spain

SUBSIDIARIES OF FOL IRELAND LIMITED (A REPUBLIC OF IRELAND CORPORATION)
Fruit of the Loom International Limited....................................................  Republic of Ireland
W.P. McCarter & Co., Ltd...................................................................  Republic of Ireland

SUBSIDIARIES OF FRUIT OF THE LOOM INVESTMENTS, LTD. (A UNITED KINGDOM CORPORATION)
Fruit of the Loom, Ltd. ...................................................................  United Kingdom
Fruit of the Loom Management Co., Ltd. ....................................................  United Kingdom
Fruit of the Loom Manufacturing Co., Ltd. .................................................  United Kingdom

SUBSIDIARIES OF FRUIT OF THE LOOM, INC. (A NEW YORK CORPORATION)
Fruit of the Loom GmbH.....................................................................  Germany

SUBSIDIARIES OF FRUIT OF THE LOOM GMBH (A GERMAN CORPORATION)
Fruit of the Loom Distribution GmbH........................................................  Germany

SUBSIDIARIES OF FTL SALES COMPANY, INC. (A NEW YORK CORPORATION)
FTL Regional Sales Company, Inc. ..........................................................  Delaware
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SUBSIDIARIES OF GITANO FASHIONS LIMITED (A DELAWARE CORPORATION)
Dutton II Trading Limited..................................................................  Hong Kong
Noel of Jamaica Limited....................................................................  Jamaica

SUBSIDIARIES OF DUTTON II TRADING LIMITED (A HONG KONG CORPORATION)
P.S. Garment Limited.......................................................................  Hong Kong

SUBSIDIARIES OF RUSSELL HOSIERY MILLS, INC. (A NORTH CAROLINA CORPORATION)
Leesburg Yarn Mills, Inc...................................................................  Alabama

SUBSIDIARIES OF SALEM SPORTSWEAR CORPORATION (A DELAWARE CORPORATION)
All-Star Manufacturing, Inc................................................................  Alabama
Rienzi Manufacturing, Inc..................................................................  Mississippi
Rogersville Apparel, Inc...................................................................  Alabama
Salem Screen South, Inc....................................................................  Alabama
Salem Sportswear, Inc......................................................................  New Hampshire

SUBSIDIARIES OF SALEM SPORTSWEAR, INC. (A NEW HAMPSHIRE CORPORATION)
Salem International, Inc. (FSC)............................................................  U.S. Virgin Islands

SUBSIDIARIES OF UNION SALES, INC. (A DELAWARE CORPORATION)
Fruit of the Loom Trading Company..........................................................  Delaware

SUBSIDIARIES OF FRUIT OF THE LOOM TRADING COMPANY (A DELAWARE CORPORATION)
Controladora Fruit of the Loom, S.A. de C.V................................................  Mexico

SUBSIDIARIES OF CONTROLADORA FRUIT OF THE LOOM, S.A. DE D.V. (A MEXICAN CORPORATION)
Distribuidora FTL, S.A. de C.V.............................................................  Mexico
Distribuidora Fruit of the Loom, S.A. de C.V...............................................  Mexico
Edificadora de Valle Hermoso, S.A. de C.V..................................................  Mexico
Fruit of the Loom De Mexico, S.A. de C.V...................................................  Mexico
Inmobiliaria de Miguel Aleman, S.A. de C.V. ...............................................  Mexico

SUBSIDIARIES OF UNION YARN MILLS, INC. (AN ALABAMA CORPORATION)
DeKalb Knitting Corporation................................................................  Alabama
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(1) Excludes some subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at December 31,
    1996.

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